Exhibit 99.3

ALLSTAR BUSINESS SOLUTIONS LIMTED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT FINANCIAL STATEMENTS

30 SEPTEMBER 2011

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CONTENTS

30 SEPTEMBER 2011

PAGE
CARVE-OUT PROFIT AND LOSS ACCOUNT	1
CARVE-OUT BALANCE SHEET	2
CARVE-OUT CASH FLOW STATEMENT	3
NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS	4 - 15

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT PROFIT AND LOSS ACCOUNT

9 MONTHS ENDED 30 SEPTEMBER 2011

	Note	9 months to 30 September 2011	12 months to 31 December 2010	9 months to 30 September 2010
		£’000	£’000	£’000
Turnover	3	2,197,731	2,574,091	1,930,568
External charges		(2,163,593)	(2,528,421)	(1,895,725)

GROSS PROFIT		34,138	45,670	34,843
Personnel costs	4	(6,421)	(8,791)	(6,914)
General expenses		(12,709)	(14,354)	(9,717)
Depreciation	7	(102)	(76)	(45)

OPERATING PROFIT		14,906	22,449	18,167
Interest payable and similar charges	5	(385)	(650)	(488)

PROFIT BEFORE TAXATION		14,521	21,799	17,679
Taxation on profit	6	(3,848)	(6,104)	(4,950)

PROFIT FOR THE FINANCIAL PERIOD	10	10,673	15,695	12,729

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT BALANCE SHEET

30 SEPTEMBER 2011

	Note	30 September 2011		31 December 2010
		£’000	£’000	£’000	£’000
FIXED ASSETS
Tangible fixed assets	7		5,220		3,452

			5,220		3,452
CURRENT ASSETS
Debtors: amounts falling due within one year	8	189,664		124,548
Cash equivalents	11	5,888		—

		195,552		124,548
CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR	9	(174,404)		(112,305)

NET CURRENT ASSETS			21,148		12,243

TOTAL ASSETS LESS CURRENT LIABILITIES			26,368		15,695

NET ASSETS			26,368		15,695

DIVISIONAL EQUITY	10		26,368		15,695

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

CARVE-OUT CASH FLOW STATEMENT

	Note	9 months to September 2011	12 months to December 2010	9 months to September 2010
Net cash inflow from operating activities	11	18,706	24,294	24,731
Net cash outflow for returns on investments and servicing of finance		(385)	(650)	(488)
Taxation		(4,335)	(3,052)	(1,026)
Capital expenditure and financial investment		(1,870)	(3,167)	(1,237)

Net cash inflow before financing		12,116	17,425	21,980

Increase in cash equivalents in the period	11	12,116	17,425	21,980

The accompanying notes are an integral part of the carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS

9 MONTHS ENDED 30 SEPTEMBER 2011

1	BACKGROUND AND BASIS OF PREPARATION

Background

Arval UK Group Limited is an intermediate holding company of a group whose activities are vehicle leasing and card payment services.

The card payment services activities (henceforth called “AllStar” and “the Business”) were carried out through two subsidiaries: Arval UK Limited, which held the majority of the Business as well as vehicle leasing business activities, and Allstar Business Solutions Limited, which held the residual part of the Business only.

On 1 September 2011 the Business held within Arval UK Limited was sold to Allstar Business Solutions Limited at market value determined by the directors. The purpose of this transaction was to consolidate the Business in one subsidiary, which would then operate autonomously with its own senior management team and support structures.

These carve-out financial statements of the Business have been prepared on the basis that the Business commenced trading on 1 January 2010 and that the trade and assets were acquired by the Business at net book value on that date, financed by an equivalent intercompany loan account of £23,653,000.

All material assets and liabilities of the Business have been presented in the balance sheet, and all material revenues and expenses specifically identified with the Business and allocations of corporate expenses have been presented in the profit and loss account.

Carve-Out Financial Statements

The accompanying carve-out financial statements have been prepared from the historical accounting records of the card payment services activities and present the assets and the liabilities assumed to be acquired as of 1 January 2010, and the direct revenues and expenses attributable to the card payment services business for the year, including allocations of certain common expenses based upon selected criteria. Financial statements were not previously prepared for the Business as it had no separate legal status. Furthermore, there was no general ledger for the Business on a stand-alone basis. Cash management functions were part of the Arval UK Group and were not performed within the business line.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

1	BASIS OF PREPARATION (CONTINUED)

Turnover and external charges

The consolidated statutory financial statements of Arval UK Group Limited are presented showing turnover and external charges.

For internal management reporting purposes, turnover and external charges are combined into revenue. Arval manages revenue using profit centres for individual products within each line of business. These profit centres capture all turnover and external charges, and enable the reporting of revenue for the Business.

Turnover and external charges in these carve-out financial statements represent the revenue reported by profit centres that have been assigned to the AllStar line of business by Arval management. In addition, retrospective adjustments have been made to external charges with effect from 1 January 2010 to reflect the impact of commercial agreements that have been put in place from 13 December 2011 between Allstar Business Solutions Limited and Arval UK Limited.

Personnel costs and general expenses

Prior to 1 September 2011, certain costs within the Arval UK Group of companies could be clearly allocated to the Business. However, other costs related to shared activities or functions and suitable cost allocation methods were therefore developed and applied to arrive at the costs in the profit and loss accounts of each business line.

Operating expenses in the carve-out financial statements have been arrived at by taking both the directly attributable costs of AllStar together with the appropriate apportionment of shared costs using Arval’s standard cost allocation methodology.

Since 1 September 2011 AllStar has established its own organisation structure, committed to transitional service agreements with Arval UK covering IT and facilities and committed to an underlease for part of the premises shared with Arval UK. Management have made appropriate checks to ensure that the costs presented in these carve-out financial statements fairly represent the likely future costs of AllStar having regard to the new organisation structure, the transitional service agreements and the underlease, but acknowledge that the decisions by new management could result in significant changes to the operating costs shown in these carve-out financial statements.

Interest payable

Interest payable has been calculated on a daily basis on the estimated intercompany loan account balance using an average 3 month LIBOR interest rate for the period plus a margin of 300 basis points.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

1	BASIS OF PREPARATION (CONTINUED)

Fixed assets

Fixed assets used exclusively by AllStar at 1 January 2010 were assumed to be acquired by the business at their net book value. Subsequent acquisitions of assets used by the business have been recorded at cost. The net book value of these assets at 30 September 2011 have been included within these carve-out financial statements on the balance sheet.

Trade debtors

AllStar trade debtors have been established by identifying outstanding trade receivable balances relating to AllStar transactions and are stated net of provisions for bad debts.

Trade creditors

AllStar trade creditors have been established by identifying outstanding trade payable balances relating to AllStar transactions.

Prepayments and accrued income

At each reporting date, un-invoiced turnover earned during the reporting period is accrued.

Prepaid general expenses in the consolidated Arval UK Group Limited financial statements have been allocated to AllStar using Arval’s cost allocation methodology where appropriate.

Accrued expenditure

At each reporting date, expenditure incurred that has not yet been invoiced is accrued.

General expense accruals in the consolidated Arval UK Group Limited financial statements have been allocated to AllStar using Arval’s cost allocation methodology where appropriate.

Other taxes and social security costs

The consolidated Arval UK Group Limited VAT recoverable debtor at 30 September 2011 has been allocated to AllStar where the input and output VAT transaction originates from an AllStar customer or supplier. Where it has not been possible to allocate VAT transactions specifically to a line of business, these balances have, in management’s opinion, been suitably allocated using appropriate methods. Allstar Business Solutions Limited is registered for VAT as a member of the Arval UK Limited group VAT registration.

The Arval UK Group Limited consolidated liability to HMRC in relation to payroll taxation is allocated to AllStar on a basis consistent with payroll costs.

Other creditors

As part of its credit control procedures, AllStar holds security deposits from customers to reduce its financial exposure to customers defaulting on their debts. These security deposits are held in a separately identifiable receivables ledger, and the balance of security deposits held by Arval UK Limited has been allocated to AllStar where the deposit relates to an AllStar customer.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

1	BASIS OF PREPARATION (CONTINUED)

Corporation tax

Until 1 September 2011, the AllStar business was undertaken through two legal entities, and so its Corporation Tax position was dealt with in the Corporation Tax Returns of AllStar Business Solutions Limited and Arval UK Limited. These carve-out financial statements take no account of potential prior year tax impacts.

Provision has been made for UK Corporation Tax at the prevailing tax rate and it has been assumed that 25% of the calculated tax liability for AllStar based on the 2011 carve-out profit and loss account has been paid prior to 30 September 2011 in line with the standard tax practises that AllStar Business Solutions Limited and Arval UK Limited adhere to.

Cash equivalents – intercompany funding

The opening net assets of the Business have been assumed to have been acquired at book value. The assumed consideration equal to the net assets of the Business at 1 January 2010 is shown as a cash equivalent intercompany loan creditor, with the counterpart being the Arval UK group.

Cash equivalents generated during the year is shown as a movement on the intercompany loan account.

2	ACCOUNTING POLICIES

The carve-out financial statements have been prepared in accordance with applicable United Kingdom accounting standards (“UKGAAP”).

US GAPP to UK GAAP reconciliation

The management of Allstar Business Solutions Limited, Arval UK Group Limited and Arval UK Limited have prepared the carve-out financial statements of Allstar Business Solutions Limited under UK GAAP.

The management have assessed whether the carve-out financial statements would be materially different if prepared under US GAAP. The management have concluded that these carve-out financial statements would not be materially different if prepared under US GAAP with the exception of the presentation of revenues which would be presented on a net basis under the principles applied by the acquirer Fleetcor Technologies Inc..

Accounting convention

The carve-out financial statements are prepared under the historical cost convention. Since these carve-out financial statements have been prepared on the basis that the business commenced trading on 1 January 2010 and the trade and assets were acquired at net book value on that date, FRS6 has not been applied and no estimation of the fair values of the acquired assets has been made.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

2	ACCOUNTING POLICIES (CONTINUED)

Deferred taxation

Deferred tax is provided in respect of the tax effect of all material timing differences that have originated but not reversed at the balance sheet date.

A deferred tax asset is regarded as recoverable and therefore recognised only when, on the basis of all available evidence, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on a non discounted basis at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

Foreign exchange

Transactions denominated in foreign currencies are translated into sterling at the rates ruling at the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the rates ruling at that date. These translation differences are recognised in the profit and loss account.

The financial statements of overseas branches are translated into sterling using the average rate for the profit and loss account and the closing rate for the balance sheet. Differences arising from the translation of the results of overseas branches are recognised in the carve-out profit and loss account.

Revenue recognition

Turnover is derived from the provision of card payment services, predominantly under the market leading brand of AllStar.

Turnover represents the value of purchases made by cardholders, and charges to card holders for card payment and other services. Turnover is recognised when the product or service is provided to the customer and all material conditions relating to the sale have been substantially performed.

Depreciation of internally developed computer software

Internal software development costs on specific projects are capitalised where the technical, commercial and financial viability of the project can be assessed with reasonable certainty. Once software is made operational, costs are depreciated in equal annual instalments over the useful life of the project, typically 3 to 8 years. Impairment reviews are conducted where there are indicators of impairment, and the affected assets are written down to their estimated recoverable amount. All other development costs are written off in the year the expenditure is incurred.

Depreciation of fixed assets

Depreciation is provided on fixed assets used by the Business so that the assets are written down to estimated residual values on a straight-line basis over the estimate of their useful lives. The depreciation rates per annum are as follows:

Computer hardware, furniture, fittings and office equipment	10% to 40%

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

2	ACCOUNTING POLICIES (CONTINUED)

Use of estimates

The preparation of the carve-out financial statements in conformity with UKGAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and liabilities at the date of the carve-out financial statements and the reported amounts of revenues and expenses during the reporting period. Management reviews estimates on an ongoing basis using currently available information. The assumptions to calculate present obligations take into account the contractual and commercial positions of the business.

Changes in facts or actual circumstances may result in actual financial consequences being different from management’s estimates.

Pensions

The Business does not directly employ personnel. These carve-out financial statements include an allocation of costs associated with pension schemes (Defined Contribution and Defined benefit) to which those personnel belong.

3	TURNOVER

Turnover, which excludes value added tax, arises from the principal activity of the Business, being the provision of card payment services. All sales are made in the United Kingdom and the Republic of Ireland. Turnover generated in the Republic of Ireland for the period to 30 September 2011 amounted to £3.4million (9 months to September 2010 £3.3million, 12 months year to December 2010 £4.4million).

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

4	PERSONNEL COSTS

The average number of persons, including directors, engaged in the activities of the Business during the period was as follows:

	September 2011 Number	December 2011 Number	September 2010 Number
Sales	43	43	43
Operations, administration and other	212	217	218

	255	260	261

The aggregate personnel costs of these persons were as follows:

	9 months to September 2011	12 months to December 2010	9 months to September 2010
	£’000	£’000	£’000

Wages and salaries	5,576	7,696	6,093
Social security costs	516	679	509
Pension costs	329	416	312

	6,421	8,791	6,914

5	INTEREST PAYABLE AND SIMILAR CHARGES

	9 months to September 2011	12 months to December 2010	9 months to September 2010
	£’000	£’000	£’000
Amounts payable to group undertakings	385	650	488

	385	650	488

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

6	TAXATION ON PROFIT

The tax assessed for the period is in line with the standard rate of Corporation tax in the UK (26.5 per cent 2011, 28 per cent 2010).

	9 months to September 2011	12 months to December 2010	9 months to September 2010
	£’000	£’000	£’000
Profit before taxation	14,521	21,799	17,679

Taxation on profit	3,848	6,104	4,950

There are no material un-provided amounts of deferred taxation

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

7	TANGIBLE FIXED ASSETS

Group	Computer hardware	Fixtures, fittings and office equipment	Internally developed computer software	Total
	£’000	£’000	£’000	£’000
Cost
At 1 January 2011	291	199	3,076	3,566
Additions	107	38	1,725	1,870

At 30 September 2011	398	237	4,801	5,436

Depreciation
At 1 January 2011	60	54	—	114
Charge for the period	15	87	—	102

At 30 September 2011	75	141	—	216

Net Book Value
At 30 September 2011	323	96	4,801	5,220

Internally developed computer software is under construction.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

8	DEBTORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2011	2010
	£’000	£’000
Trade debtors	104,258	88,758
Prepayments and accrued income	76,738	33,636
Other taxes and social security costs	8,668	2,154

	189,664	124,548

9	CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR

	2011	2010
	£’000	£’000
Trade creditors	136,833	80,433
Other taxes and social security costs	238	235
Other creditors	7,072	7,121
Accrued expenditure	27,696	15,236
Corporation tax	2,565	3,052
Cash equivalents - intercompany loan account	—	6,228

	174,404	112,305

The opening net assets of the Business have been assumed to have been acquired on 1 January 2010 at book value. The assumed consideration equal to the net assets of the Business at 1 January 2010 is shown as a cash equivalent intercompany loan creditor of £23,653,000, with the counterpart being the Arval UK group.

10	DIVISIONAL EQUITY

	2011	2010
	£’000	£’000
Opening divisional equity at 1 January 2011	15,695	—
Profit for the financial period	10,673	15,695

Closing divisional equity at 30 September 2011	26,368	15,695

Divisional equity at 1 January 2010 is assumed to comprise net assets of £23,653,000, funded by an intercompany loan account of £23,653,000.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

11	CASH FLOW STATEMENT

a) Reconciliation of operating profit to operating cash flows

	9 months to September 2011	12 months to December 2010	9 months to September 2010
	£’000	£’000	£’000
Operating profit	14,906	22,449	18,167
Depreciation charges	102	76	45
Increase in debtors	(65,116)	(16,668)	(44,755)
Increase in creditors	68,814	18,437	51,274

Net cash inflow from operating activities	18,706	24,294	24,731

b) Analysis of net debt

	At 1 January 2011	Cash flow	At 30 September 2011
	£’000	£’000	£’000
Cash at bank and in hand	—	—	—
Intercompany loan account classified as a cash equivalent	(6,228)	12,116	5,888

Net cash and cash equivalents	(6,228)	12,116	5,888

12	PENSIONS

Defined contribution scheme

Arval UK Group Limited operates a defined contribution pension scheme for the majority of employees within the company.

Contributions made into this scheme are paid by the Company at rates specified in the rules of the scheme. The assets are held separately from those of the Company, in an independently administered fund.

The defined contribution scheme employer pension contributions allocated to AllStar amounted to £207,000 and these contributions have been recognised within personnel expenses within the profit and loss account of these carve-out financial statements.

ALLSTAR BUSINESS SOLUTIONS LIMITED

CARD PAYMENT SERVICES DIVISION

NOTES TO THE CARVE-OUT FINANCIAL STATEMENTS (CONTINUED)

9 MONTHS ENDED 30 SEPTEMBER 2011

12	PENSIONS (CONTINUED)

Defined benefit scheme

Arval UK Group Limited operates a pension scheme, the ‘Arval UK Employee Benefits Plan’, providing benefits based on final pensionable pay for a limited number of employees. This scheme closed to new entrants in 1997. The assets of the scheme are held separately from those of the Company, being invested with fund managers. The most recent consolidated financial statements of Arval UK Group Limited (31 December 2010) showed a net pension liability of £430,000 for this pension scheme.

No allocation of the assets or liabilities of this pension scheme has been made in these carve-out financial statements. The carve-out financial statements include £122,000 in respect of payroll related company contributions relating to AllStar personnel.

13	PARENT UNDERTAKING AND CONTROLLING PARTY

During the period the Business was operated by two wholly owned subsidiaries of Arval UK Group Limited, a company incorporated in England and Wales. The ultimate parent undertaking was BNP Paribas SA, a company incorporated in France.

As described in Note 1 on 1 September 2011 the Business held within Arval UK Limited was sold to Allstar Business Solutions Limited at market value determined by the directors. The purpose of this transaction was to consolidate the Business in one subsidiary, which would then operate autonomously with its own senior management team and support structures.

On 13 December 2011 the entire share capital of Allstar Business Solutions Limited was acquired by Fleetcor UK Acquisition Limited, a wholly owned subsidiary of Fleetcor Technologies, Inc. Fleetcor Technologies, Inc. is registered in Delaware, USA, and is traded on the New York Stock Exchange.

It is not deemed appropriate in these carve out financial statements to separately disclose transactions with related party undertakings.